Valeant Pharmaceuticals International, Inc. Investor Presentation May 2012 Exhibit 99.1

Special Notice Regarding Publicly Available
Information
THE BORROWER HAS REPRESENTED AND WARRANTED TO THE ARRANGER THAT THE INFORMATION
IN THIS DOCUMENT DOES NOT CONSTITUTE OR CONTAIN ANY MATERIAL NON-PUBLIC INFORMATION
WITH RESPECT TO THE BORROWER OR THE TARGET OR ANY PARTY RELATED THERETO
(COLLECTIVELY, “PARTIES”) OR THEIR RESPECTIVE SECURITIES FOR PURPOSES OF UNITED STATES
FEDERAL AND STATE SECURITIES LAWS.
2
Note 1:  The guidance in this presentation is only effective as of the date given, May 3,
2012, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed guidance.

Forward-looking Statements

FORWARD-LOOKING STATEMENTS
CERTAIN STATEMENTS MADE IN THIS PRESENTATION MAY CONSTITUTE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT
NOT LIMITED TO, STATEMENTS REGARDING THE  CLOSING OF PENDING TRANSACTIONS, EXPECTED REVENUE AND
SYNERGIES, PRODUCT APPROVALS AND LAUNCHES AND FINANCIAL GUIDANCE FOR 2012. FORWARD-LOOKING STATEMENTS
MAY BE IDENTIFIED BY THE USE OF THE WORDS “ANTICIPATES,” “EXPECTS,” “INTENDS,” “PLANS,” “COULD,” “SHOULD,”
“WOULD, ” “MAY,” “WILL,” “BELIEVES,” “ESTIMATES,” “POTENTIAL,” OR “CONTINUE” AND VARIATIONS OR SIMILAR
EXPRESSIONS. THESE STATEMENTS ARE BASED UPON THE CURRENT EXPECTATIONS AND BELIEFS OF MANAGEMENT AND
ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY
FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE
NOT LIMITED TO, RISKS AND UNCERTAINTIES DISCUSSED IN THE COMPANY'S MOST RECENT ANNUAL OR QUARTERLY
REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND OTHER RISKS AND UNCERTAINTIES
DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SEC AND THE CANADIAN SECURITIES
ADMINISTRATORS ("CSA"), WHICH FACTORS ARE INCORPORATED HEREIN BY REFERENCE. READERS ARE CAUTIONED NOT
TO PLACE UNDUE RELIANCE ON ANY OF THESE FORWARD-LOOKING STATEMENTS. THE COMPANY UNDERTAKES NO
OBLIGATION TO UPDATE ANY OF THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES
AFTER THE DATE OF THIS PRESENTATION OR TO REFLECT ACTUAL OUTCOMES.
NON-GAAP INFORMATION
TO SUPPLEMENT THE FINANCIAL MEASURES PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING
PRINCIPLES (GAAP), THE COMPANY USES NON-GAAP FINANCIAL MEASURES THAT EXCLUDE CERTAIN ITEMS, SUCH AS
AMORTIZATION OF INVENTORY STEP-UP, STOCK-BASED COMPENSATION STEP-UP, RESTRUCTURING AND ACQUISITION-
RELATED COSTSTBD, ACQUIRED IN-PROCESS RESEARCH AND DEVELOPMENT ("IPR&D"), LEGAL SETTLEMENTS,
AMORTIZATION AND OTHER NON-CASH CHARGES, AMORTIZATION OF DEFERRED FINANCING COSTS, DEBT DISCOUNTS AND
ASC 470-20 (FSP APB 14-1) INTEREST, LOSS ON EXTINGUISHMENT OF DEBT, AND (GAIN) LOSS ON INVESTMENTS, NET, AND
ADJUSTS TAX EXPENSE TO CASH TAXES. MANAGEMENT USES NON-GAAP FINANCIAL MEASURES INTERNALLY FOR
STRATEGIC DECISION MAKING, FORECASTING FUTURE RESULTS AND EVALUATING CURRENT PERFORMANCE. BY
DISCLOSING NON-GAAP FINANCIAL MEASURES, MANAGEMENT INTENDS TO PROVIDE INVESTORS WITH A MEANINGFUL,
CONSISTENT COMPARISON OF THE COMPANY’S CORE OPERATING RESULTS AND TRENDS FOR THE PERIODS PRESENTED.
NON-GAAP FINANCIAL MEASURES ARE NOT PREPARED IN ACCORDANCE WITH GAAP; THEREFORE, THE INFORMATION IS
NOT NECESSARILY COMPARABLE TO OTHER COMPANIES AND SHOULD BE CONSIDERED AS A SUPPLEMENT TO, NOT A
2012 FIRST QUARTER FINANCIAL RESULTS FOR 2012, WHICH CAN BE FOUND AT
www.valeant.com.
SUBSTITUTE FOR, OR SUPERIOR TO, THE CORRESPONDING MEASURES CALCULATED IN ACCORDANCE WITH GAAP.
FURTHER RECONCILIATIONS ARE ALSO AVAILABLE IN THE COMPANY’S PRESS RELEASE DATED MAY 3, 2012, REPORTING ITS

Agenda Executive Summary & Transaction Overview Business Overview Key Investment Considerations Historical Financial Overview Questions and Answers 4

Transaction Overview

Transaction Overview
Valeant Pharmaceuticals International, Inc. (“Valeant” or the “Company”) is a multinational specialty pharmaceutical company with a diverse global product portfolio
Valeant has continued to demonstrate strong financial performance
For the LTM period ended March 31, 2012, the Company generated $2,755 million of revenue and
$1,876 million of adjusted EBITDA
1
The Company expects 2012 revenue of $3.4 - $3.6 billion
Low effective tax rate and capex resulted in free cash flow of $886 million
2
for 2011 and $311
million
2
for the 3 months ended March 31, 2012
Valeant is planning to syndicate a new $500 million incremental Senior Secured Term Loan B Facility
(“Term Loan B”) to repay borrowings under its revolving credit facility and for general corporate purposes, including acquisitions
This will allow Valeant to maintain adequate liquidity and financial flexibility
Pro forma senior secured leverage will be 1.7x
3
(synergy adjusted) and total leverage will be 3.9x
3
(synergy adjusted) based on LTM March 31, 2012 pro forma adjusted EBITDA of $1,876 million
Shortly after the funding date the company expects to complete a recently commenced restructuring of certain foreign subsidiary ownership. Upon completion of the international restructuring, substantially all of the IP rights will be held by newly-formed Luxembourg, Ireland and Bermuda subsidiaries of VPII, each of which shall become guarantors of the senior credit facilities and pledge all or substantially all of their assets to secure those guarantees
6
¹ EBITDA adjusted for one-time items including acquired in-process R&D, restructuring costs, legal settlements, acquisition-related costs, impairment costs, and other one-
time items; pro forma to reflect the full LTM, synergized impact of Elidel, Dermik, Sanitas, Ortho Dermatologics, Afexa, iNova, Gerot Lannach, Probiotica, Natur Produkt,
University Medical, Atlantis, Pedinol, and EyeTech acquisitions. Additional details on pg. 37.
2
Not pro forma for the full LTM synergized impact of Elidel, Dermik, Sanitas, Ortho Dermatologics, Afexa, iNova, Gerot Lannach, ProBiotica, Natur Produkt, University
Medical, Atlantis, Pedinol, and EyeTech acquisitions.
3
Net of $150 million in cash

Sources and Uses
($ in millions)
Sources
Incremental Term Loan B $500
Total Sources $500
Uses
Cash to Balance sheet for General Corporate
Purposes, Including Acquisitions
$230
Revolver Repayment 70
Natur Produkt Acquisition 180
OID, Fees and Expenses 20
Total Uses $500

¹ EBITDA adjusted for one-time items including acquired in-process R&D, restructuring costs, legal settlements, acquisition-related costs, impairment costs, and other one-
time items; pro forma to reflect the full LTM, synergized impact of Elidel, Dermik, Sanitas, Ortho Dermatologics, Afexa, iNova, Gerot Lannach, Probiotica, Natur Produkt,
University Medical, Atlantis, Pedinol, and EyeTech acquisitions.
2
Estimated cash balance as of May 2012 pro forma for the transaction.
3
Reflects repurchase activity between March 2012 and May 2012.
4
In the 3 month period ended March 31, 2012 the Company repurchased $1.1 million principal amount of its 5.375% senior convertible notes due 2014 for a purchase price of $4.0 million.  Convertible debt balance inclusive of unamortized discount.
5
Based upon closing price on 22-May-2012.
Note: Leverage multiples are calculated based on total debt net of $150 million of cash and cash equivalents per the credit agreement definition.
Pro Forma Capitalization
($ in millions)
03-31-2012
Amount
05-31-2012E
PF Amount
% of
Capitalization
x LTM 3/31/2012
PF EBITDA¹ Coupon Maturity
Cash²
$330 $407
Revolver ($275 million) 0 0 L+275 April 20, 2016
Term Loan A 2,160 2,160 L+275 April 20, 2016
Term Loan B 591 591 L+275 February 13, 2019
New Term Loan B 500 TBD February 13, 2019
Total Senior Secured Debt $2,751 $3,251 15% 1.7x
6.500% Senior Unsecured Notes³
916 916 6.500% 2016
6.750% Senior Unsecured Notes 498 498 6.750% 2017
6.875% Senior Unsecured Notes³
939 939 6.875% 2018
7.000% Senior Unsecured Notes 686 686 7.000% 2020
6.750% Senior Unsecured Notes 650 650 6.750% 2021
7.250% Senior Unsecured Notes 541 541 7.250% 2022
5.375% BVF Convertible Notes 18 18 5.375% 2014
Total Debt $6,999 $7,498 34% 3.9x
Market Capitalization 14,618 14,618
Total Capitalization $21,614 $22,314 100%
3/31/2012 LTM Pro Forma Adjusted EBITDA¹ $1,876
4
5

Key Transaction Highlights
Focused R&D Spend with Strong Pipeline of Future Products
Capital Structure with Significant Equity Value &
Modest Leverage
Diversified Specialty Pharmaceutical Company
Strong Management Team
Significant Free Cash Flow Generation
9
Uniquely Positioned Product Portfolio
Favorable Industry Dynamics
Successful Integration Track Record

Business Overview

Overview of Valeant
Headquartered in Montreal, Quebec, Valeant is a multinational specialty pharmaceutical company with a diverse global product portfolio
The Company has over 900 products and over 5,800 SKUs, with no product contributing more than 10% of total revenue
In September 2010, Valeant Pharmaceuticals International underwent a transformative merger with Biovail, creating a “New Valeant” (the “Company”) with expanded scale and global presence
For the LTM period ended March 31, 2012, the Company generated $2,754 million of revenue and $1,876 million of adjusted EBITDA
1
The Company’s specialty pharmaceutical, branded generics and OTC  products are divided into four main business lines
2
:
U.S. Dermatology –
Branded pharmaceutical and OTC dermatology products
U.S. Neurology and Other –
Branded neurology products and OTC products
Canada and Australia –
Branded and generic Pharmaceutical and OTC products
Emerging Markets – Branded generic pharmaceutical products historically sold primarily in Europe (Poland, Serbia, Hungary, Croatia and Russia), Latin America
(Mexico, Brazil and exports out of Mexico), South East Asia and South Africa
11
¹ EBITDA adjusted for one-time items including acquired in-process R&D, restructuring costs, legal settlements, acquisition-related costs, impairment costs, and other one-
time items; pro forma to reflect the full LTM, synergized impact of Elidel, Dermik, Sanitas, Ortho Dermatologics, Afexa, iNova, Gerot Lannach, Probiotica, Natur Produkt,
University Medical, Atlantis, Pedinol, and EyeTech acquisitions. Please see schedule on page 37.
2
New segment reporting effective the first quarter of 2012

12
Valeant’s Operating Philosophy
Low cost operating structure
Minimal headquarters staff
All managers work in addition to manage, including CEO
True performance-based pay
Don’t bet on science,
bet on management
Avoid discovery
Litmus test all development efforts through partnering
Low cost, low risk programs – singles and doubles, not home runs
Invest in branded, generic,
and OTC across select attractive
geographies
Not overly dependent on any one product or geography
Manage our risk - avoid gambling on new chemical entities (NCEs)
Acquiring under managed companies with marketed products has higher returns than traditional R&D
Avoid the big guys in the areas
where they are strong
Broad indications in high profile therapeutics areas – cardiovascular, oncology, vaccines
Countries – U.S., Western Europe, Japan, China
Primary care, building new diseases, blockbuster categories
Do not fall in love with your assets –
be willing to sell, partner, shut down
Big pharma overpays for scarce “strategic” assets
Ultimate scorecard is shareholder return
If an asset is worth more to someone else, recognize it

13
Valeant’s Operating Philosophy (cont.)
Be prudent about investing
ahead of need – curse of the industry
Spending on future indications before drug is approved
Building sales force—which is a commodity—ahead of demand
Infrastructure – either geographic, corporate
Business Development is a
CEO and line responsibility
Deployment of capital is most important decision for CEO and Board
Line management should be involved and select, negotiate, own and be held accountable for deals
Change is good – management
change quickly in underperforming
units
Reinforces accountability – both in and beyond unit
New ideas, new energy
Speed and lack of bureaucracy is the
greatest advantage for a small
company
Clear accountabilities, clear strategy
Clear performance metrics
No excuses culture
Embrace fact-based decision-making
Positional power if not accompanied by open-mindedness, smarts, and track record is dangerous
Facts trump opinion
Meritocratic culture

Valeant’s Key Marketed Products
Dermatology
14
Products focused on patients suffering from actinic
keratoses, skin cancer, acne, psoriasis, skin-aging
and pigmentation
Platform has grown through the acquisitions of Vital
Science, Dermik, Ortho Dermatologic, Elidel and
Zovirax over the past several years
24% organic product sales growth in Q1 2012
Neurology
Targets neurological diseases such as epilepsy,
migraines, depression, chronic pain, Huntington’s
disease, Parkinson’s disease and orphan diseases
6% organic product sales growth in Q1 2012
(excluding Welbutrin XL, Cardizem CD and Ultram
ER)
Branded Generics in Emerging Markets
Branded generics business develops, markets and
manufactures products that are equivalent to their brand
name counterparts
Robust pipeline of over 250 new product launches
Emerging markets area of high focus, with 12% organic
growth in Q1 2012
Platform has grown through recent acquisitions of Natur
Produkt and Gerot Lannach in Russia, as well as
Probiotica in Brazil
Product Sales by Segment
1
Q1 2012
Q1 2011
¹ Q1 2012 total revenue of $856 million and Q1 2011 revenue of $565 million. The percentages exclude dermatology divestiture in Q1 2012 of $66m and $36m in Q1 2011.
Canada
and
Australia
17%
Emerging
Markets
31%
U.S.
Dermatology
28%
U.S.
Neurology
24%
U.S.
Neurology
38%
Emerging
Markets
23%
U.S.
Dermatology
27%
Canada
and
Australia
12%

15 15
Geographic Diversity
Tailored Market Approach by Region
¹ Q1 2012 total revenue of $856 million and Q1 2011 revenue of $565 million. The percentages exclude dermatology divestiture in Q1
2012 of $66m and $36m in Q1 2011.
Valeant Canada
Specialty Pharma
Valeant US
Specialty Pharma
Valeant Latin America
Branded Generics
Valeant Latin America
Branded Generics
Valeant South Africa
Specialty Pharma
Valeant Australia
Specialty Pharma
Valeant South East Asia
Specialty Pharma
Valeant Europe
Branded Generics

Consistent Financial Performance
($ in millions)
Note: Historical financials for Valeant exclude certain pro forma run rate adjustments for completed acquisitions for which financials have not been made publicly available.
¹ EBITDA adjusted for one-time items including acquired in-process R&D, restructuring costs, legal settlements, acquisition-related costs, impairment costs and other one-
2
Adjusted for one-time items and stock-based compensation expense included in SG&A.
16
Q1 2012 organic product growth of 11%
Strong organic growth across key dermatology brands
$157
$143
$336
$1,125
$1,326
$1,535
$690 $657
$830
$1,928
$2,463
$2,755
FY 2007A FY 2008A FY 2009A FY 2010A FY 2011A LTM 31-Mar-2012
EBITDA Revenue
R&D (% of Revenue)
Feb-08: Mr. Michael Pearson hired
as CEO of Legacy Valeant
Sep-2010: Transformative merger
of Legacy Valeant with Biovail
time items.
SG&A (% of Revenue)
EBITDA Margin
1
2
58%
14%
42%
13%
42%
5%
31%
6%
23%
3%
23%
3%
22%
56%
54% 40%
22%
23%

2012 YTD Achievements
Successful acquisition agenda
Announced 9 transactions year to date
~$625 million in total purchase price; averaged <2.0x sales
Expanded growth platforms in Russia and Brazil
Multiple integrations completed and ongoing
Several underway: Europe, US Dermatology and Australia
R&D productivity and product launches
Late stage successes: IDP-108
Robust regional programs
100+ new OTC and Branded Generics products approved/launched in ex-US markets
Working Capital Improvement
Improved from 35% of LTM revenue in Q4 11 to 30% of LTM revenue in Q1 12
Inventory increased vs Q4 due to stock build related to tech transfers (Brazil,
U.S.)
Securities Repurchase Program
Repurchased over 5.26 million common shares for an aggregate purchase price of $281 million; 316 million fully diluted share count as of March 31, 2012

New Product Pipeline
Geography Key Pipeline Highlights
US/Global
• IDP 108: Onychomychosis (PIII)
• IDP 107: Oral acne (PII)
• IDP 118: Psoriasis (PI)
• Multiple life cycle management
Canada • Opana: Pain
• Multiple OTC programs
Australia • Opana: Pain
• Ziana: Acne
• Multiple OTC programs
• iNova pipeline: Rx, OTC, Branded Generics
Central and Eastern Europe • 200+ Branded Gx and OTC products
• 25+ representation products
Latin America • 50+ branded Generics and OTC products
South East Asia / South Africa • iNova pipeline: Rx, OTC, Branded Generics

Acquisition Updates
Announced YTD 2012
Swiss Herbal Remedies (Canada) – (Expected to close by June)
Probiotica (Brazil) – Closed
EyeTech (U.S.) – Closed
Pele Nova (Brazil) – Closed
Pedinol (U.S.) – Closed
Natur Produkt (Russia) – (Expected to close mid-year)
Gerot Lannach (Russia) – Closed
Atlantis (Mexico) – Closed
AcneFree (U.S.) – Closed
Other Transactions
Divested Bioskin
Acquired assets – Ortho Dermatologics – Canada
Acquired assets – Ortho Dermatologics – Brazil
19
Total Purchase Price = ~$625 million
Expected 2012 Revenue Run Rate = ~$280 million
Sales Multiple Paid = <2.0x
As part of our business strategy, we pursue acquisitions as opportunities arise. We are actively evaluating and engaging in discussions concerning potential acquisition targets, some of which could occur in the near term and/or could be  material

Progress on 2012 Synergy Program

Run rate
expected by mid-
year
Run Rate
May 3, 2012
$200 million
$165 million
Run Rate
Feb 23, 2012
$135 million
Run rate
expected by Year-
end
$230+ million*
* Includes acquisitions announced and closed in 2012

Annual Financial Guidance for 2012

Previous Guidance
Revenue $3.1 - $3.4 billion
$3.95 - $4.20 Adjusted Cash
EPS
> $1.2 billion in Adjusted
Cash Flow from Operations
As of May 3, 2012*
Revenue > $3.4 - 3.6 billion
$4.45 - $4.70 Adjusted Cash
EPS
> $1.4 billion in Adjusted
Cash Flow from Operations
* Earnings guidance as of the given date of May 3 , 2012 only. Please see Note 1.
rd

Investment Considerations

Key Transaction Highlights
Focused R&D Spend with Strong Pipeline of Future Products
Capital Structure with Significant Equity Value &
Modest Leverage
Diversified Specialty Pharmaceutical Company
Strong Management Team
Significant Free Cash Flow Generation
23
Uniquely Positioned Product Portfolio
Favorable Industry Dynamics
Successful Integration Track Record

Q1 2011
Diversified Specialty Pharmaceutical Company
More than 900 products marketed with over 5,800 SKUs
Vast array of therapeutic categories including neurology, dermatology, and a broad generics business
Highly diversified revenue stream
No product contributing more than 10% of total revenue
Limited near term patent and U.S. healthcare reform risk
Broad geographic distribution further enhanced by recent acquisitions
24
Product Sales by Segment
1
Product Sales by Geography
1
Q1 2012
Q1 2011
Q1 2012
¹ Q1 2012 total revenue of $856 million and Q1 2011 revenue of $565 million. The percentages exclude dermatology divestiture in Q1 2012 of $66m and $36m in Q1
2011.
Canada
and
Australia
17%
Emerging
Markets
31%
U.S.
Dermatology
28%
U.S.
Neurology
24%
United
States
52%
Canada
and
Australia
17%
Emerging
Markets
31%
U.S.
Neurology
38%
Emerging
Markets
23%
U.S.
Dermatology
27%
Canada
and
Australia
12%
Emerging
Markets
23%
United
States
65%
Canada
and
Australia
12%

Uniquely Positioned Product Portfolio
Product portfolio contains few products that necessitate large R&D or promotional spend
Existing marketed products and sizeable generics business mitigate the risk of market share erosion due to generic competition
25
Product Segment Comments
Emerging Markets
Central Europe
Latin America
South Africa
Southeast Asia
Highly diversified product mix with >500 products
No patent expiry risk
Robust pipeline of >250 new product launches
Dermatology
Zovirax
Topical cream and ointment for the treatment of herpes
Off patent since 1997 and still retains a majority of the market share for the treatment of topical herpes
As a topical, it is difficult to demonstrate bioequivalence, hindering the development of a competing generic product
Neurology
Wellbutrin XL
Antidepressant drug which has been off patent for several years yet still retains strong market position in the U.S.
Ability to stay ahead of the generic erosion curve has been attributed in part to concerns about generics having potentially differing efficacy to the branded version
Considerable brand loyalty among physicians has developed as it tends to be a 3rd/4th line treatment for depression
Xenazine
Approved in the U.S. for the treatment of chorea associated with Huntington’s disease; Only approved treatment in the U.S. -
commands premium pricing and extended IP leverage through its orphan drug designation
Sold in the U.S. through Lundbeck and in Canada (brand name Nitoman, where it is also approved for other indications)
OTC and Other
CeraVe
OTC skin care line continues to see significant growth; CeraVe grew 52% YoY in 2011 versus 2010
Frequently ranked as the most recommended skin care product by dermatology nurses (over 70% of the time)
2012 2013 2014 2015 2016
Products 1) Benzaclin None 1) Atralin 1) Xenazine
2) Acanya
1) Retin-A Micro
2) Elidel
Total 2011
Revenue
~$76 million $0 ~$25 million ~$140 million ~$150 million
US Patent Exposure

Favorable Industry Dynamics
Large and growing market
2010 Global pharmaceutical market sales of $875 billion
Market expected to grow at a 3 - 6% compound rate to ~$1.1 trillion by 2015
Aging demographics will continue to drive global healthcare spend
Near-term opportunities for generic and specialty pharmaceutical companies
Branded Generics / OTC
Global generic spend is expected to grow at a 13.1% CAGR through 2015, driven by both emerging markets and developed markets working to reduce healthcare expenditure
Selected Specialty Areas (ex. Dermatology, Oncology and Pain)
Emerging Markets
Pharmaceutical sales in key emerging markets are expected to nearly double in sales, adding $150 billion by 2015
Limited patent risk
26
Source:  IMS Health and Wall Street Research
1
Inclusive of anti-depressants and mood stabilizers.

27
Focused R&D Spend with Targeted Pipeline of
Future Products
Valeant’s “Leveraged R&D” allows the company to progress development programs while limiting R&D spend and increasing the probability of success and effectiveness for the compounds in its pipeline
The Company strategically partners and in-licenses products, annual R&D expenditure ~3% of sales
Valeant has a strong history of effective partnerships and in-licensing
Potiga / Trobalt
1
partnership with GSK
Licensing agreements with Meda on Elidel, Xerese, etc
¹ Trobalt is now referred to as Potiga in the United States; Trobalt remains the brand name for territories outside the United States.

Successful Integration Track Record
Proven integration process drives significant synergies and improved organic growth
The senior management team has significant experience managing integrations, having completed ~30 product and / or company acquisitions of various sizes over the past 4 years, including:
Most notably, Valeant’s merger with Biovail which closed in September 2010 demonstrated synergy realization well ahead of schedule
AcneFree
Atlantis
Aton Pharma
Delta
Biovail / Valeant Merger
Bunker
Coria Labs
Dermatech
Dermik Laboratories
Dow Pharmaceutical Sciences
EMO-FARM
EyeTech
Gerot Lannach
iNova
Laboratoire Dr. Renaud
Natur Produkt
Ortho Dermatologics
Pedinol
Pele Nova (minority stake)
PFI
PharmaSwiss
Probiotica
Sanitas
Swiss Herbal Assets
Tecnofarma
Vital Science
Zovirax
Nov-2010 Estimate Jan-2011 Estimate Current Estimate
Full Year Run Rate $300 million $300 million $350 million
Time to Achieve End of 2012 End of 2012 End of 2012
2011 P&L Impact $200 million + $250 million + $300 million +

Significant Free Cash Flow Generation
Valeant’s top-line growth, high operating
margins, modest capital expenditures and
working capital requirements result in
significant free cash flow generation
2011 Free Cash Flow of $866 million
(excluding synergies)
Pro forma free cash flow supported by
efficient corporate structure (low corporate
cash tax rate < 10%)
Limited capital needs
2011 capital expenditures of ~$48
million
Note:  Historical financials for Valeant exclude certain pro forma run rate adjustments for completed acquisitions for which financials have not been made publicly available.
1
Free Cash Flow defined as operating cash flow less capital expenditures. Not pro forma for the full LTM synergized impact of Elidel, Dermik, Sanitas, Ortho Dermatologics,
Afexa, iNova, Gerot Lannach, ProBiotica, Natur Produkt, University Medical, Atlantis, Pedinol, and EyeTech acquisitions.
29
Ability to Generate Cash
Valeant’s ability to generate cash will enable it to pay down debt  while providing the financial flexibility to continue to invest in its business
$482
$434
$740
$1,103
$1,268
$1,487
$64
$39
$27
$22
$59
$48
FY 2007A FY 2008A FY 2009A FY 2010A FY 2011A LTM 31-
Mar-
2012
EBITDA-CapEx CapEx
1

$21,709
$3,251
$7,498
Enterprise Value Debt
Secured Debt Total Debt
Capital Structure with Significant Equity Value
and Modest Leverage
($ in millions)
Conservatively capitalized with total debt to capitalization of 34%
Pro Forma Senior Secured Leverage of 1.7x and Total Leverage of 3.9x
1
Market capitalization as of  22-May-2012.
2
Debt balances pro forma for proposed $500 million capital raise
30
Specialty Pharma Landscape Significant Enterprise Value Coverage
~6.7x
Coverage
~2.9x
Coverage
$28,091
$16,624
$14,618
$9,404
$9,075
$8,768
$5,169
$4,073
Allergan Shire Valeant Mylan Watson Forest Warner
Chilcott
Endo
1
2

31
Experienced Management Team

Valeant has a strong management team with substantial industry experience
Valeant is led by Chairman and Chief Executive Officer J. Michael Pearson
Pearson previously served as Head of the Global Pharmaceutical Practice and head of the Mid-
Atlantic region of McKinsey & Company
Over a 23-year career, he has worked with leading Chief Executive Officers and was an integral driver of major turnarounds, acquisitions and corporate strategy
J. Michael Pearson
Chairman of the Board and Chief
Executive Officer
Appointed Chairman and CEO of Legacy Valeant in February 2008
Prior to joining, Mr. Pearson was a Director at McKinsey & Company
Prior McKinsey positions include: McKinsey's Board of Directors, head of the global Pharmaceutical
Practice and head of McKinsey's mid-Atlantic region
Howard Schiller
Executive Vice President and Chief
Financial Officer
Mr. Schiller joined Valeant in December 2011
Prior to joining, Mr. Schiller was Chief Operating Officer for the Investment Banking Division at Goldman
Sachs, responsible for the management and strategy of the business
During his 24 years at Goldman Sachs, Howard advised large multinational companies on strategic transactions, financings, restructurings, and leveraged buyouts
Rajiv De Silva
President and Chief Operating Officer of
Specialty Pharmaceuticals
Mr. De Silva joined Legacy Valeant in January 2009
Previously, Mr. De Silva held various leadership positions with Novartis AG including President, Novartis
Vaccines USA and Head, Vaccines of the Americas
Mr. De Silva was previously a partner at McKinsey, focused on the pharmaceutical industry
Robert Chai-Onn
Executive Vice President, General
Counsel & Corporate Secretary
Mr. Chai-Onn joined Legacy Valeant in 2004 as Vice President, Assistant General Counsel
Prior to joining Valeant, he was a corporate lawyer at the law firm of Gibson, Dunn & Crutcher LLP
Brian Stolz
Executive Vice President &
Chief Human Capital Officer
Mr. Stolz joined Valeant in July 2011
Prior to joining Valeant, he was a Principal at ghSMART and a consultant at McKinsey & Co.

Historical Financial Overview

Adjusted EBITDA – CAPEX
1
33 33
Pro Forma Financial Review
($ in millions)
Revenue Adjusted EBITDA
1
Source: Public Company Filings
Note: Historical financials for Valeant exclude certain pro forma run rate adjustments for completed acquisitions for which financials have not been made publicly available.
1
EBITDA adjusted for one-time items including acquired in-process R&D, restructuring costs, legal settlements, acquisition-related costs, impairment costs, and other one-
time items; Not pro forma to reflect the full LTM, synergized impact of Elidel, Dermik, Sanitas, Ortho Dermatologics, Afexa, iNova, Gerot Lannach, ProBiotica, Natur
Produkt, University Medical, Atlantis, Pedinol, and EyeTech acquisitions.  $48 million of 3/31/2012 LTM Capital Expenditures.
2
Free Cash Flow defined as operating cash flow less capital expenditures, excludes expected synergies. Not pro forma for the full LTM synergized impact of Elidel, Dermik,
Sanitas, Ortho Dermatologics, Afexa, iNova, Gerot Lannach, ProBiotica, Natur Produkt, University Medical, Atlantis, Pedinol, and EyeTech acquisitions.
Free Cash Flow
2
Valeant Biovail Synergies

$452
$495
$464
$515
$565
609
$601
$688
$856
Q1 Q2 Q3 Q4
34
Quarterly Revenue Trends
($ in millions)
34
Note: Includes out-license of Cloderm in Q1’2011 and divestiture of dermatology products in Q1’12
Consistent quarter over quarter performance
Pro Forma 2010 2011A 2012A

First Quarter Performance
($ in millions)

11% organic revenue growth in 1Q 2012 (excluding
the impact of foreign exchange and acquired sales)
Strong volume increases across all segments outside
of U.S. Neurology
74% gross profit margin in Q1 2012
$113 million spend in Q1 2012 under the new $1.5
billion securities repurchase program approved in
November 2011
~$172 million spend in Q2 2012, bringing total
program spend to $443 million since November 2011
$565
$856
1Q 2011 1Q 2012
Total Revenue
Adjusted Cash Flow from Operations
$204
$322
1Q 2011 1Q 2012
– Increased Canada contract manufacturing
– Product mix (U.S. & Europe)
– Unfavorable exchange rates (Europe)
– Delayed plant construction
— Sequential increases in cost of goods sold:

Q1 2012 Cash Flow Bridge
($ in millions)

$164
$322
$350
$113
$302
$11
$87
$8
$330
Cash
December
2011
Securities
Repurchases
Acquisitions
CapEx
Restructuring/
Integration/
Legal
Settlements
Other²
Cash
March
2012
Net Issuance
LT Debt
Net
Cash Flow
Generated¹
¹ Includes impact of divestiture of IDP-111 and 5FU
2
Includes payment of withholding tax upon vesting of share based awards, one-time working capital adjustments, proceeds from the exercise of stock options and other miscellaneous cash outflows

37
Pro Forma EBITDA Reconciliation

March 31, 2012 LTM EBITDA ($ millions)
GAAP Operating Income $287
+ Restructuring and Other Acquisition Related Costs¹
180
+ Acquired In-Process R&D 107
+ Legal Settlements 15
+ Purchase Price Step-Ups²
164
+ Stock-Based Compensation Expense 33
+ Depreciation and Amortization and Other Non-Cash Charges 701
+ Other one-time Adjustments³
48
LTM 31-March-2012 Adjusted EBITDA $1,535
+ EBITDA and Synergy Adjustments for Announced and Completed Acquisitions
4
341
LTM 31-March-2012 Pro Forma Adjusted EBITDA $1,876
1
Restructuring and other acquisition related costs include R&D cancellation and wind-down costs, employee severance, accelerated equity compensation, facility closures, and other  restructuring costs.
2
Adjustments from purchase price step-ups from acquisitions including inventory, PP&E, and stock-based compensation.
3
Includes one-time FX adjustments.
4
Includes LTM EBITDA and synergy contribution from completed acquisitions of Elidel, Sanitas, Dermik, Ortho Dermatologics, Afexa, iNova, Gerot Lannach, Probiotica,
  University Medical, Atlantis, Pedinol and EyeTech and LTM EBITDA and synergy contribution from announced but not yet completed acquisitions of Natur Produkt for the twelve month period ended March 31, 2012.

Questions and Answers